Supplement dated March 22, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to certain Portfolio Companies available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below. Please check your annuity prospectus to determine which of the following changes affect the Contract that you own.

Effective March 1, 2024, the Current Expenses for certain Portfolios of the Fidelity® Variable Insurance Products Funds were revised. The following replaces information in “Appendix A: Portfolio Companies Available Under the Contract” pertaining to Expenses for the following Portfolio Companies. The Fund Type, Adviser/Subadvisers and Average Annual Total Returns appearing in Appendix A for these Portfolio Companies did not change.

Portfolio Company	Current Expenses
Fidelity® VIP ContrafundSM Portfolio – Service Class 2	0.81%
Fidelity® VIP Government Money Market Portfolio – Initial Class	0.27%
Fidelity® VIP Government Money Market Portfolio – Service Class 2	0.52%
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2	0.84%
Fidelity® VIP Mid Cap Portfolio – Service Class 2	0.82%
Fidelity and Contrafund are registered service marks of FMR LLC. Used with permission.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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